UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  January 22, 2018

DPW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158
(Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K is being filed solely to disclose the closing date of the transaction described below, the number of Issuable Shares and amendment to the Agreement (as such terms are defined below) and to include a final version of the Agreement as Exhibit 10.1.

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 23, 2018, DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with an institutional investor (the “Investor”) to sell, for an aggregate purchase price of $1,000,000, a 10% Senior Convertible Promissory Notes (the “Note”) with an aggregate principal face amount of $1,250,000, a warrant (the “Warrant”) to purchase an aggregate of 625,000 shares, subject to adjustment (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and 543,478 shares of Common Stock (the “Issuable Shares”). The transactions contemplated by the Agreement closed on February 8, 2018 (the “Closing Date”).  As described further below, the principal of the Note and interest earned thereon may be converted into shares of Common Stock (the “Conversion Shares,” and with the Warrant Shares and the Issuable Shares, the “Shares”). The Note is convertible into Conversion Shares at $2.00 per share, subject to adjustment. The exercise price of the Warrant is $2.20 per share, subject to adjustment. Under the Registration Rights Agreement, the Company has agreed to register the Shares of under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Agreement, the Issuable Shares were issued because, on the day immediately preceding the Closing Date, the closing market price was lower than $2.31 per share (the “Closing Price”), in which case the Company was obligated to issue Issuable Shares in an amount equal to the Closing Price less the closing price of the Common Stock on the date immediately prior to the Closing Date, multiplied by 1,250,000, divided by the Closing Price.

Effective February 6, 2018, the Company and the Investor entered into an Amendment to Purchase Agreement to provide that the total number of shares of Common Stock issuable pursuant to the Agreement, Note and Warrant shall be limited as required by the rules of the NYSE American (the “Exchange Cap”).  Unless the Company has previously obtained stockholder approval to issue in excess of the Exchange Cap, the Company shall file a proxy statement to obtain such shareholder approval within 90 days of receipt of notice of any event of default.

Description of the 10% Senior Convertible Promissory Note

The Note is in the aggregate principal amount of $1,250,000 and was sold for $1,000,000. There is a one-time interest charge of 10% on the principal amount, and principal and interest are due on July 23, 2018. The interest shall become fully payable upon conversion. Subject to certain beneficial ownership limitations, the Investor may convert the principal amount of the Note and accrued interest earned thereon at any time into Conversion Shares at $2.00 per share. The conversion price of the Note is subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

The Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. In the Event of Default, the Company may be required to pay the Investor the principal amount due plus accrued interest earned thereon times 125%, plus any other expenses. Further, until the earlier of the Note is repaid or converted, the Company shall not enter into a variable rate transactions.

Description of Warrants

The Warrant entitles the Investor to purchase, in the aggregate, up to 625,000Warrant Shares at an exercise price of $2.20 per share for a period of five years subject to certain beneficial ownership limitations. The Warrant is immediately exercisable. The exercise price of $2.20 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Warrant may be exercised for cash or on a cashless basis.

 Registration Rights Agreement

The Company agreed to file, at its expense, for the benefit of the Investor a registration statement for the resale of the shares of Common Stock underlying the Notes and Warrants by February 21, 2018 and cause such registration statement to be declared effective within 120 days of February 21, 2018, subject to any resale limitation imposed by the SEC.  Instead of a registration statement, the Company and the Investor agreed that the Company shall file a prospectus supplement registering the issuance and resale of the Issuable Shares and shares of Common Stock underlying the Notes and Warrants.

The foregoing are only brief descriptions of the material terms of the Agreement, Amendment to Agreement, the Note, the Warrant and the Registration Rights Agreement, the forms of which are attached hereto as Exhibits 4.1, 4.2, 10.1. 10.2 and 10.3, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Note and the Warrant described in this Current Report on Form 8-K were offered and sold in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and the Shares will, if issued, be offered and sold under Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Senior Convertible Promissory Note (incorporated by reference to Exhibit 4.1 to the Current Report filed on January 24, 2018)
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Current Report filed on January 24, 2018)
10.1	Form of Securities Purchase Agreement
10.2	Amendment to Securities Purchase Agreement
10.3	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.2 to the Current Report filed on January 24, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC. a Delaware corporation

Dated: February 12, 2018	/s/ Milton C. Ault III
Milton C. Ault III
Chief Executive Officer